SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 23, 2002

                         Keryx Biopharmaceuticals, Inc.
               (Exact name of registrant as specified in charter)

      Delaware                      000-30929                   13-4087132
------------------------         -------------              ------------------
(State or other juris-           (Commission                 (IRS Employer
 diction of incorporation         File Number)               Identification No.)


101 Main Street, 17th Floor, Cambridge, MA                        02142
(Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (617) 494-5515

                                       N/A
          (Former name or former address, if changed since last report)

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Item 5.  Other Events.

      On December 23, 2002, Keryx Biopharmaceuticals, Inc. announced the appointment of Michael S. Weiss as its Chairman and Chief Executive Officer, replacing Dr. Benjamin Corn, who resigned his position as President and Chief Executive Officer effective on December 23, 2002. On December 23, 2002, Keryx also announced that Dr. Morris Laster, its Executive Chairman, resigned his position effective immediately.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits

      The exhibit filed as part of this Current Report on Form 8-K is listed on the Exhibit Index immediately preceding such exhibit, which Exhibit Index is incorporated herein by reference.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 24, 2002                       KERYX BIOPHARMACEUTICALS, INC.


                                               By: /s/ Michael S. Weiss
                                               ------------------------
                                                Michael S. Weiss
                                                Chairman and Chief Executive
                                                Officer

                               EXHIBIT INDEX


Exhibit No.                    Description
-----------                    -----------
99.1                           Press release dated December 23, 2002